[EATON VANCE LOGO]

ANNUAL REPORT DECEMBER 31, 2002

[PHOTO OF ADDING MACHINE]

[PHOTO OF NYSE FLAG]


EATON VANCE
SPECIAL
EQUITIES
FUND

[PHOTO OF FLOOR STOCK EXCHANGE]

                       IMPORTANT NOTICE REGARDING DELIVERY
                            OF SHAREHOLDER DOCUMENTS

    The Securities and Exchange Commission (SEC) permits mutual funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called "householding" and it helps eliminate duplicate mailings to shareholders.

    EATON VANCE, OR YOUR FINANCIAL ADVISER, MAY HOUSEHOLD THE MAILING OF YOUR DOCUMENTS INDEFINITELY UNLESS YOU INSTRUCT EATON VANCE, OR YOUR FINANCIAL ADVISER, OTHERWISE.

    If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

    Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

LETTER TO SHAREHOLDERS

[PHOTO OF THOMAS E. FAUST JR.]
Thomas E. Faust Jr.
President

Eaton Vance Special Equities Fund Class A shares had a total return of -32.88% for the year ended December 31, 2002. That return was the result of a decrease in net asset value per share (NAV) from $5.20 on December 31, 2001 to $3.49 on December 31, 2002.(1)

Class B shares had a total return of -33.33% for the same period, the result of a decrease in NAV from $12.12 on December 31, 2001 to $8.08 on December 31, 2002.(1)

Class C shares had a total return of -33.37% for the same period, the result of a decrease in NAV from $8.42 on December 31, 2001 to $5.61 on December 31, 2002.(1)

AN UNCERTAIN ECONOMIC RECOVERY MIXED WITH POOR STOCK MARKET PERFORMANCE ...

A multitude of factors contributed to the dismal performance of the U.S. equity markets in 2002, including geopolitical uncertainties, negative investor sentiment and fears of a double-dip recession. The third quarter of 2002 marked the worst quarterly broad market decline, as measured by the S&P 500 Index,(2) since the fourth quarter of 1987. Every major domestic benchmark experienced negative returns, with none of the S&P 500 sectors or industry groups registering gains during this period. Volatility and the pace of sector rotation remained at high levels. In the fourth quarter, however, the market staged a rally, suggesting that investors are starting to anticipate a stronger economic recovery.

IN UNPREDICTABLE MARKETS, A DIVERSIFIED PORTFOLIO
IS MORE IMPORTANT THAN EVER ...

The high level of volatility in equity markets recently underscores the importance of diversifying across asset classes and, within equities, among investment styles and market capitalizations. We believe that a diversified investment philosophy can help manage risk, and that exposure to emerging growth stocks is an important part of a broadly diversified investment portfolio. Finally, we believe that the volatility expected in the markets in the near term should help create conditions in which we can leverage our rigorous fundamental research to identify investments that we believe will serve investors well over the longer term.

In the following pages, Portfolio Manager Jack Smiley discusses the past year and provides his insights on the market in the year ahead.


Sincerely,

/s/Thomas E. Faust Jr.

Thomas E. Faust Jr.
President
February 5, 2003



FUND INFORMATION
as of December 31, 2002

PERFORMANCE(3)                                    CLASS A  CLASS B  CLASS C
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                                         -32.88%  -33.33%  -33.37%
Five Years                                        -5.21    -5.76    -5.70
Ten Years                                          2.00     N.A.     N.A.
Life of Fund+                                      6.87     1.88     1.88

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                         -36.78%  -36.67%  -34.04%
Five Years                                        -6.33    -6.07    -5.70
Ten Years                                          1.40     N.A.     N.A.
Life of Fund+                                      6.70     1.88     1.88

+ Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

TEN LARGEST HOLDINGS(4)
Corporate Executive Board Co.                   1.8%
Charles River Laboratories International, Inc.  1.7
Lin TV Corp., Class A                           1.7
Network Associates, Inc.                        1.6
McClatchy Co., (The) Class A                    1.6
Cheesecake Factory, Inc. (The)                  1.5
Acxiom Corp.                                    1.5
FLIR Systems, Inc.                              1.5
Fair, Issac & Co., Inc.                         1.5
Lifepoint Hospitals, Inc.                       1.5



(1)These returns do not include the 5.75% maximum sales charge for the Fund's Class A shares or the applicable contingent deferred sales charges (CDSC) for Class B shares and Class C shares. (2)It is not possible to invest directly in an index. (3)Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4% - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. 1-year SEC return for Class C reflects 1% CDSC.
   (4)Ten largest holdings account for 15.9% of the Portfolio's investments, determined by dividing the total market value of the holdings by the total investments of the Portfolio. Holdings are subject to change.

   Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost.


MUTUAL FUND SHARES ARE NOT INSURED BY THE FDIC AND ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY, ANY DEPOSITORY INSTITUTION. SHARES ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL INVESTED.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT DISCUSSION

AN INTERVIEW WITH
EDWARD E. (JACK) SMILEY, JR.,
PORTFOLIO MANAGER OF
SPECIAL EQUITIES PORTFOLIO

[PHOTO OF EDWARD E. (JACK) SMILEY, JR.]
Edward E. (Jack) Smiley, Jr.
Portfolio Manager

Q: Jack, 2002 was another difficult year for the equity markets. How would you assess the year for the Fund?

A: Certainly we were disappointed by the -32.88% total return (for Class A shares) in the past year. Nevertheless, it's worth noting that the Fund did perform in line with its peer group, the funds in the Lipper Small-Cap Growth Classification, which had an average return of -29.97% for the year ended December 31, 2002, and with the Russell 2000 Growth Index, which had a return of -30.26% during the same period.(1) Meanwhile, the S&P SmallCap 600 Index had a return of -14.63% for the period, due to an underweighting in technology and healthcare.(1)

     The first three quarters of 2002 all registered negative returns, as the stock market followed the economy lower. We had hoped to see the economy start to grow in mid-2002. While some industries did pick up at that point, others did not bottom until the September/October timeframe, and others still remain sluggish. We think, however, that we may already have seen the weakest quarter for many companies which, while not reporting strong outlooks, have seen no further deterioration in business since summer. The year ended on a positive note, with the fourth quarter experiencing a rally.


Q:   What were the factors that negatively affected the Fund's performance?

A: First, the overall market climate has been very difficult, one of the most challenging bear markets in the last 30 years. Historically, because emerging growth companies are in their earlier stages of growth, the stocks tend to decline more than other growth stocks in bear markets. The Fund's performance has understandably reflected that trend for emerging growth stocks.

     Second, the Fund was impacted by the sell-off in the technology sector in the first half of the year - especially, in the software and semiconductor areas. With businesses still holding back on new technology investments, semiconductor manufacturers have witnessed weaker demand. For example, computer sales - which are responsible for 25% of chip sales - grew just 3% in 2002.

     Finally, the Fund's biotech investments were laggard performers. The biotech sector suffered from slower revenue growth, while also encountering some setbacks in the regulatory process. While we view those as temporary



FIVE LARGEST INDUSTRY WEIGHTINGS(2)

Business Services               10.0%
Information Services             6.4%
Retail - Restaurants             5.2%
Health Services                  5.0%
Electronics - Instruments        4.7%


(1)  It is not possible to invest directly in a Lipper Classification or Index.

(2) Because the Portfolio is actively managed, Industry Weightings are subject to change.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT DISCUSSION CONT'D

hurdles, they dragged the group lower during the year. In April 2002, amid a continued market decline, we significantly pared the Portfolio's biotech and technology holdings. We reduced the Portfolio's semiconductor holdings more than its software holdings because the weak economy could depress near-term earnings for semiconductor manufacturers.

As we navigate this bear market, it's worthwhile for investors to recall that technology stocks have historically offered excellent returns for emerging growth investors. While past trends don't necessarily predict the future, we believe that many of our current holdings will show price appreciation as the economy gathers momentum. As this interview is being conducted in January 2003, we have just seen a rally from October 2002 through December 2002. Many depressed sectors have experienced positive returns, giving us confidence that, once the economic recovery has strengthened, many of these companies will be poised for a rebound and new revenue growth.



Q:   What holdings helped the Fund's performance during the year?

A: Education stocks continued to perform well for the Fund. Private-sector education companies have enjoyed good earnings growth. As the economy has become increasingly information-based, more individuals - and employers - are seeking alternative education vehicles to fit today's changing job market. With some of the Portfolio's education holdings appreciating more than 50% over the time period, we selectively took profits in some of these positions due to their relative outperformance.

     Retailing was another sector that perfomed relatively well for the Fund. The Portfolio's investments included some specialty retailers, some of which have successfully exploited market niches and avoided the full brunt of the economic downturn. Elsewhere, some food retailers and restaurant companies with moderately-priced menus have done well in a slow economy.

     Oil and gas exploration and production stocks also fared well, as oil prices reached ten-year highs. Finally, regional radio station operators provided positive performance for the Fund during the period.

Q: This bear market has been especially intense. Has the climate been different than in previous bear markets?

A: It certainly has. Past bear markets have been the result of a recession and a decline in corporate earnings, routine parts of the economic cycle. This bear market has had to cope with much, much more, especially on the geopolitical front. Throughout 2002, the market had to deal with the war on terrorism, and more recently, with the growing prospect of war in Iraq. In addition, investors had to digest increasing incidents of corporate scandal. Together, these developments created significant obstacles for the equity market.

     Interestingly, despite these political and economic hurdles, many emerging growth companies are weathering the storm - a trend I find encouraging. In contrast to previous downturns, the U.S. banking system remains in excellent condition and, as a result of lower interest rates, many companies have improved their balance sheets. We are now starting to see companies emerge from the weak economy with improved earnings visibility. In addition, we are now seeing business investment starting to improve slightly. Meanwhile, innovation continues to play a major role in improving productivity and product development. I believe that when the political issues are addressed, the focus will return to growing the economy and investor confidence will be renewed.

            EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

                          MANAGEMENT DISCUSSION CONT'D

Q: Jack, going forward, how are you positioning the Fund in anticipation of what will happen in the markets?

A: We will continue to look for securities of companies believed to have the potential for above-average earnings growth and profit margins within their respective industries. In selecting stocks for investment, we generally consider our traditional measures of overall growth prospects, including operating profit margins, returns on investment, and overall financial condition. The Fund continues to be well-diversified across industries and by the number of names that we own, so that underperformance from any one stock should not have a severe impact on the Fund.

     We think that we'll continue to see a choppy market environment until there is clearer evidence that the economy has bottomed and, more importantly, that an uptick in order rates for most businesses is occurring. One benefit of the declining stock market for the last two years has been a much improved valuation for individual stocks, such that we can buy emerging growth stocks at P/E multiples similar to the overall market, but with much higher growth rates. We remain convinced that investors should continue to participate in the market, and can benefit from participating in a diversified investment portfolio that includes exposure to emerging growth stocks.

[CHART]

COMPARISON OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN
EATON VANCE SPECIAL EQUITIES FUND CLASS A VS. THE STANDARD
& POOR'S SMALLCAP 600 INDEX*

DECEMBER 31, 1992-DECEMBER 31, 2002

                         EATON VANCE         FUND,
                          SPECIAL          INCLUDING
                          EQUITIES          MAXIMUM               S&P
                           FUND             SALES              SMALLCAP
               DATE       CLASS A           CHARGE             600 INDEX
             12/31/92      10,000            10,000             10,000
              1/31/93      10,211             9,623             10,268
              2/28/93       9,477             8,931              9,976
              3/31/93       9,666             9,109             10,357
              4/30/93       8,888             8,375              9,980
              5/31/93       9,499             8,952             10,516
              6/30/93       9,466             8,920             10,582
              7/31/93       9,310             8,774             10,692
              8/31/93       9,789             9,224             11,257
              9/30/93      10,078             9,497             11,665
             10/31/93      10,178             9,591             11,889
             11/30/93       9,956             9,382             11,463
             12/31/93      10,114             9,531             11,879
              1/31/94      10,246             9,655             12,158
              2/28/94      10,186             9,599             12,123
              3/31/94       9,298             8,762             11,252
              4/30/94       9,298             8,762             11,422
              5/31/94       9,046             8,525             11,196
              6/30/94       8,566             8,073             10,780
              7/31/94       8,686             8,186             10,914
              8/31/94       9,478             8,932             11,657
              9/30/94       9,190             8,660             11,597
             10/31/94       9,370             8,830             11,481
             11/30/94       8,986             8,468             11,043
             12/31/94       9,143             8,616             11,311
              1/31/95       9,050             8,528             11,152
              2/28/95       9,436             8,892             11,611
              3/31/95       9,662             9,104             11,846
              4/30/95       9,662             9,104             12,111
              5/31/95       9,768             9,205             12,300
              6/30/95       9,994             9,418             12,975
              7/31/95      10,592             9,981             13,967
              8/31/95      10,884            10,257             14,270
              9/30/95      10,858            10,232             14,634
             10/31/95      10,459             9,856             13,911
             11/30/95      10,897            10,269             14,462
             12/31/95      11,275            10,625             14,700
              1/31/96      11,246            10,598             14,732
              2/29/96      11,670            10,998             15,214
              3/31/96      11,727            11,051             15,541
              4/30/96      12,250            11,543             16,433
              5/31/96      12,758            12,023             17,017
              6/30/96      12,645            11,916             16,350
              7/31/96      11,684            11,011             15,225
              8/31/96      12,250            11,543             16,165
              9/30/96      13,196            12,435             16,875
             10/31/96      13,394            12,622             16,758
             11/30/96      13,987            13,181             17,628
             12/31/96      13,954            13,149             17,834
              1/31/97      14,343            13,516             18,131
              2/28/97      13,205            12,444             17,756
              3/31/97      12,270            11,563             16,844
              4/30/97      12,270            11,563             17,051
              5/31/97      14,097            13,284             19,053
              6/30/97      14,706            13,858             19,895
              7/31/97      15,314            14,432             21,146
              8/31/97      15,222            14,345             21,679
              9/30/97      15,942            15,023             23,112
             10/31/97      15,536            14,640             22,115
             11/30/97      15,388            14,501             21,954
             12/31/97      15,931            15,013             22,397
              1/31/98      15,909            14,992             21,960
              2/28/98      17,208            16,216             23,961
              3/31/98      18,035            16,996             24,876
              4/30/98      18,355            17,296             25,022
              5/31/98      17,101            16,115             23,697
              6/30/98      17,921            16,888             23,767
              7/31/98      16,736            15,771             21,948
              8/31/98      13,452            12,677             17,712
              9/30/98      14,889            14,031             18,797
             10/31/98      15,573            14,675             19,670
             11/30/98      16,645            15,685             20,777
             12/31/98      18,452            17,388             22,105
              1/31/99      18,600            17,527             21,827
              2/28/99      17,025            16,044             19,860
              3/31/99      17,580            16,567             20,116
              4/30/99      17,732            16,709             21,445
              5/31/99      18,186            17,138             21,967
              6/30/99      19,778            18,637             23,218
              7/31/99      19,550            18,423             23,013
              8/31/99      19,399            18,280             22,000
              9/30/99      20,207            19,042             22,094
             10/31/99      21,394            20,161             22,038
             11/30/99      23,288            21,946             22,959
             12/31/99      26,256            24,743             24,847
              1/31/00      25,557            24,084             24,077
              2/29/00      30,423            28,669             27,301
              3/31/00      31,194            29,395             26,292
              4/30/00      27,703            26,106             25,841
              5/31/00      26,162            24,654             25,075
              6/30/00      29,559            27,854             26,558
              7/31/00      27,357            25,780             25,906
              8/31/00      30,282            28,536             28,202
              9/30/00      28,867            27,203             27,434
             10/31/00      26,980            25,425             27,606
             11/30/00      21,823            20,565             24,732
             12/31/00      23,854            22,478             27,778
              1/31/01      24,689            23,266             28,969
              2/28/01      20,232            19,066             27,201
              3/31/01      17,365            16,364             25,954
              4/30/01      20,056            18,899             27,932
              5/31/01      20,265            19,097             28,466
              6/30/01      20,545            19,360             29,510
              7/31/01      18,972            17,879             29,016
              8/31/01      17,505            16,496             28,355
              9/30/01      13,941            13,137             24,522
             10/31/01      15,968            15,047             25,829
             11/30/01      17,365            16,364             27,719
             12/31/01      18,169            17,121             29,594
              1/31/02      17,225            16,232             29,853
              2/28/02      15,863            14,948             29,339
              3/31/02      16,981            16,002             31,657
              4/30/02      16,142            15,212             32,551
              5/31/02      15,339            14,454             31,204
              6/30/02      14,151            13,335             29,590
              7/31/02      12,369            11,656             25,411
              8/31/02      12,543            11,820             25,652
              9/30/02      11,740            11,063             24,082
             10/31/02      12,159            11,458             24,853
             11/30/02      13,068            12,314             26,148
             12/31/02      12,194            11,491             25,265

PERFORMANCE**                                     CLASS A   CLASS B   CLASS C
AVERAGE ANNUAL TOTAL RETURNS (AT NET ASSET VALUE)
One Year                                          -32.88%   -33.33%   -33.37%
Five Years                                         -5.21     -5.76     -5.70
Ten Years                                           2.00      N.A.      N.A.
Life of Fund+                                       6.87      1.88      1.88

SEC AVERAGE ANNUAL TOTAL RETURNS (INCLUDING SALES CHARGE OR APPLICABLE CDSC)
One Year                                          -36.78%   -36.67%   -34.04%
Five Years                                          6.33     -6.07     -5.70
Ten Years                                           1.40      N.A.      N.A.
Life of Fund+                                       6.70      1.88      1.88

+    Inception dates: Class A: 4/22/68; Class B: 8/22/94; Class C: 11/17/94

* Sources: Thomson Financial; Lipper, Inc.. Investment operations commenced 4/22/68.

     The chart compares the Fund's total return with that of the S&P 600 Small Cap Index, an unmanaged index of common stocks of small capitalization companies trading in the U.S. Returns are calculated by determining the percentage change in net asset value (NAV) with all distributions reinvested. The lines on the chart represent the total returns of $10,000 hypothetical investments in the Fund and the Index. The Index's total return does not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Index. It is not possible to invest directly in an Index. An investment in the Fund's Class B shares on 8/22/94 at NAV would have been worth $11,683 on December 31, 2002. An investment in the Fund's Class C shares on 11/17/94 at NAV would have been worth $11,634 on December 31, 2002.

** Returns are historical and are calculated by determining the percentage change in NAV with all distributions reinvested. SEC returns for Class A reflect the maximum 5.75% sales charge. SEC returns for Class B reflect applicable CDSC based on the following schedule: 5% - 1st and 2nd years; 4%
     - 3rd year; 3% - 4th year; 2% - 5th year; and 1% - 6th year. SEC 1-Year return for Class C reflects 1% CDSC.

     Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The performance graph and table above do not reflect the deduction of taxes that a shareholder would incur on Fund distributions or the redemption of Fund shares.

THE VIEWS EXPRESSED IN THIS REPORT ARE THOSE OF THE PORTFOLIO MANAGER AND ARE CURRENT ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THESE VIEWS ARE SUBJECT TO CHANGE AT ANY TIME BASED UPON MARKET OR OTHER CONDITIONS, AND EATON VANCE DISCLAIMS ANY RESPONSIBILITY TO UPDATE SUCH VIEWS. THESE VIEWS MAY NOT BE RELIED ON AS INVESTMENT ADVICE AND, BECAUSE INVESTMENT DECISIONS FOR AN EATON VANCE FUND ARE BASED ON MANY FACTORS, MAY NOT BE RELIED ON AS AN INDICATION OF TRADING INTENT ON BEHALF OF ANY EATON VANCE FUND.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
------------------------------------------------------
Investment in Special Equities
   Portfolio, at value
   (identified cost, $47,272,761)         $ 50,758,326
Receivable for Fund shares sold                 11,635
------------------------------------------------------
TOTAL ASSETS                              $ 50,769,961
------------------------------------------------------
Liabilities
------------------------------------------------------
Payable for Fund shares redeemed          $    229,670
Payable to affiliate for distribution
   and service fees                                528
Payable to affiliate for Trustees' fees            497
Accrued expenses                                74,668
------------------------------------------------------
TOTAL LIABILITIES                         $    305,363
------------------------------------------------------
NET ASSETS                                $ 50,464,598
------------------------------------------------------

Sources of Net Assets
------------------------------------------------------
Paid-in capital                           $ 92,009,894
Accumulated net realized loss from
   Portfolio (computed on the basis of
   identified cost)                        (45,030,861)
Net unrealized appreciation from
   Portfolio (computed on the basis of
   identified cost)                          3,485,565
------------------------------------------------------
TOTAL                                     $ 50,464,598
------------------------------------------------------

Class A Shares
------------------------------------------------------
NET ASSETS                                $ 41,575,327
SHARES OUTSTANDING                          11,910,292
NET ASSET VALUE AND REDEMPTION PRICE PER
   SHARE
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       3.49
MAXIMUM OFFERING PRICE PER SHARE
   (100  DIVIDED BY 94.25 of $3.49)       $       3.70
------------------------------------------------------
Class B Shares
------------------------------------------------------
NET ASSETS                                $  5,065,604
SHARES OUTSTANDING                             627,280
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       8.08
------------------------------------------------------

Class C Shares
------------------------------------------------------
NET ASSETS                                $  3,823,667
SHARES OUTSTANDING                             681,253
NET ASSET VALUE, OFFERING PRICE AND
   REDEMPTION PRICE PER SHARE (NOTE 6)
   (net assets  DIVIDED BY shares of
      beneficial interest outstanding)    $       5.61
------------------------------------------------------

 On sales of $50,000 or more, the offering price of Class A shares is reduced.

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
------------------------------------------------------
Dividends allocated from Portfolio (net
   of foreign taxes, $1,762)              $     83,671
Interest allocated from Portfolio               74,799
Expenses allocated from Portfolio             (522,409)
------------------------------------------------------
NET INVESTMENT LOSS FROM PORTFOLIO        $   (363,939)
------------------------------------------------------

Expenses
------------------------------------------------------
Trustees' fees and expenses               $      2,053
Distribution and service fees
   Class A                                     131,776
   Class B                                      62,340
   Class C                                      48,685
Transfer and dividend disbursing agent
   fees                                        162,003
Registration fees                               43,951
Legal and accounting services                   30,029
Printing and postage                            17,785
Custodian fee                                   15,581
Miscellaneous                                    6,228
------------------------------------------------------
TOTAL EXPENSES                            $    520,431
------------------------------------------------------

NET INVESTMENT LOSS                       $   (884,370)
------------------------------------------------------

Realized and Unrealized Gain (Loss) from Portfolio
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(17,237,235)
   Foreign currency transactions                (1,107)
------------------------------------------------------
NET REALIZED LOSS                         $(17,238,342)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (8,991,614)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (8,991,614)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(26,229,956)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(27,114,326)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (884,370) $      (1,002,074)
   Net realized loss                            (17,238,342)       (23,800,946)
   Net change in unrealized appreciation
      (depreciation)                             (8,991,614)          (655,537)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $     (27,114,326) $     (25,458,557)
------------------------------------------------------------------------------
Distributions to shareholders --
   From net realized gain
      Class A                             $              --  $        (222,563)
      Class B                                            --            (11,098)
      Class C                                            --             (7,764)
------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS TO SHAREHOLDERS       $              --  $        (241,425)
------------------------------------------------------------------------------
Transactions in shares of beneficial interest --
   Proceeds from sale of shares
      Class A                             $      13,386,326  $      22,309,968
      Class B                                     1,638,022          2,858,294
      Class C                                     3,635,241          4,332,172
   Net asset value of shares issued to
      shareholders in payment of
      distributions declared
      Class A                                            --            204,214
      Class B                                            --              8,412
      Class C                                            --              4,414
   Cost of shares redeemed
      Class A                                   (18,293,502)       (21,133,700)
      Class B                                    (1,927,973)        (2,864,409)
      Class C                                    (3,013,205)        (2,251,940)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM FUND SHARE TRANSACTIONS           $      (4,575,091) $       3,467,425
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (31,689,417) $     (22,232,557)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      82,154,015  $     104,386,572
------------------------------------------------------------------------------
AT END OF YEAR                            $      50,464,598  $      82,154,015
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS A
                                  --------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 5.200        $ 6.850        $ 9.390       $  7.500      $ 6.990
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.052)       $(0.058)       $(0.059)      $ (0.060)     $(0.055)
Net realized and unrealized
   gain (loss)                       (1.658)        (1.575)        (0.500)         3.064        1.126
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(1.710)       $(1.633)       $(0.559)      $  3.004      $ 1.071
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain                   --         (0.017)        (1.981)        (1.114)      (0.561)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(0.017)       $(1.981)      $ (1.114)     $(0.561)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 3.490        $ 5.200        $ 6.850       $  9.390      $ 7.500
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (32.88)%       (23.83)%        (9.15)%        42.30%       15.82%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $41,575        $68,770        $89,183       $100,009      $73,896
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         1.51%          1.29%          1.18%          1.21%        1.23%
   Net investment loss                (1.26)%        (1.07)%        (0.66)%        (0.77)%      (0.76)%
Portfolio Turnover of the
   Portfolio                            188%            92%           136%           103%         116%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS B
                                  --------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $12.120        $16.050        $19.670        $14.820      $13.320
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.191)       $(0.230)       $(0.286)       $(0.245)     $(0.162)
Net realized and unrealized
   gain (loss)                       (3.849)        (3.683)        (1.353)         6.209        2.223
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(4.040)       $(3.913)       $(1.639)       $ 5.964      $ 2.061
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain                   --         (0.017)        (1.981)        (1.114)      (0.561)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(0.017)       $(1.981)       $(1.114)     $(0.561)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 8.080        $12.120        $16.050        $19.670      $14.820
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (33.33)%       (24.38)%        (9.90)%        41.36%       15.74%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 5,066        $ 8,046        $10,753        $ 6,508      $ 3,946
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.26%          2.04%          1.98%          2.01%        2.09%
   Net investment loss                (2.01)%        (1.82)%        (1.46)%        (1.57)%      (1.25)%
Portfolio Turnover of the
   Portfolio                            188%            92%           136%           103%         116%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

FINANCIAL HIGHLIGHTS

                                                                CLASS C
                                  --------------------------------------------------------------------
                                                        YEAR ENDED DECEMBER 31,
                                  --------------------------------------------------------------------
                                    2002(1)        2001(1)        2000(1)        1999(1)        1998
------------------------------------------------------------------------------------------------------
Net asset value -- Beginning
   of year                          $ 8.420        $11.160        $14.220        $11.000      $ 9.960
------------------------------------------------------------------------------------------------------

Income (loss) from operations
------------------------------------------------------------------------------------------------------
Net investment loss                 $(0.132)       $(0.158)       $(0.202)       $(0.183)     $(0.241)
Net realized and unrealized
   gain (loss)                       (2.678)        (2.565)        (0.877)         4.517        1.842
------------------------------------------------------------------------------------------------------
TOTAL INCOME (LOSS) FROM
   OPERATIONS                       $(2.810)       $(2.723)       $(1.079)       $ 4.334      $ 1.601
------------------------------------------------------------------------------------------------------

Less distributions
------------------------------------------------------------------------------------------------------
From net realized gain                   --         (0.017)        (1.981)        (1.114)      (0.561)
------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTIONS                 $    --        $(0.017)       $(1.981)       $(1.114)     $(0.561)
------------------------------------------------------------------------------------------------------

NET ASSET VALUE -- END OF YEAR      $ 5.610        $ 8.420        $11.160        $14.220      $11.000
------------------------------------------------------------------------------------------------------

TOTAL RETURN(2)                      (33.37)%       (24.40)%        (9.74)%        40.90%       16.44%
------------------------------------------------------------------------------------------------------

Ratios/Supplemental Data
------------------------------------------------------------------------------------------------------
Net assets, end of year (000's
   omitted)                         $ 3,824        $ 5,338        $ 4,451        $ 1,219      $   709
Ratios (As a percentage of
   average daily net assets):
   Expenses(3)                         2.26%          2.04%          2.01%          2.04%        2.11%
   Net investment loss                (2.01)%        (1.83)%        (1.49)%        (1.61)%      (1.24)%
Portfolio Turnover of the
   Portfolio                            188%            92%           136%           103%         116%
------------------------------------------------------------------------------------------------------

 (1) Net investment loss per share was computed using average shares outstanding.
 (2) Returns are historical and are calculated by determining the percentage change in net asset value with all distributions reinvested. Total return is not computed on an annualized basis.
 (3)  Includes the Fund's share of the Portfolio's allocated expenses.

                       SEE NOTES TO FINANCIAL STATEMENTS

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Eaton Vance Special Equities Fund (the Fund), is a diversified series of Eaton Vance Special Investment Trust (the Trust). The Trust is an entity of the type commonly known as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund offers three classes of shares:
   Class A, Class B and Class C shares. Class A shares are generally sold subject to a sales charge imposed at time of purchase. Class B and Class C shares are sold at net asset value and are subject to a contingent deferred sales charge (see Note 6). Each class represents a pro rata interest in the Fund, but votes separately on class-specific matters and (as noted below) is subject to different expenses. Realized and unrealized gains and losses and net investment income, other than class-specific expenses, are allocated daily to each class of shares based on the relative net assets of each class to the total net assets of the Fund. Each class of shares differs in its distribution plan and certain other class-specific expenses. The Fund invests all of its investable assets in interests in the Special Equities Portfolio (the Portfolio), a New York Trust, having the same investment objective as the Fund. The value of the Fund's investment in the Portfolio reflects the Fund's proportionate interest in the net assets of the Portfolio (99.9% at December 31, 2002). The performance of the Fund is directly affected by the performance of the Portfolio. The financial statements of the Portfolio, including the portfolio of investments, are included elsewhere in this report and should be read in conjunction with the Fund's financial statements.

   The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuation -- Valuation of securities by the Portfolio is discussed in Note 1A of the Portfolio's Notes to Financial Statements which are included elsewhere in this report.

 B Income -- The Fund's net investment income consists of the Fund's pro-rata share of the net investment income of the Portfolio, less all actual and accrued expenses of the Fund determined in accordance with accounting principles generally accepted in the United States of America.

 C Federal Taxes -- The Fund's policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is necessary. At December 31, 2002, the Fund, for federal income tax purposes, had a capital loss carryover of $43,257,479 which will reduce the Fund's taxable income arising from future net realized gain on investment transactions, if any, to the extent permitted by the Internal Revenue Code and thus will reduce the amount of distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal income tax. The capital loss carryover will expire on December 31, 2009 ($23,032,370) and December 31, 2010 ($20,225,109). At
   December 31, 2002, net capital losses of $261,762 attributable to security transactions incurred after October 31, 2002 are treated as arising on the first day of the Fund's taxable year ending December 31, 2003. At
   December 31, 2002, the Fund did not have any undistributed ordinary income on a tax basis.

 D Other -- Investment transactions are accounted for on a trade-date basis.

 E Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Distributions to Shareholders
-------------------------------------------
   The Fund's policy is to make a distribution at least annually of the net investment income allocated to the Fund by the Portfolio (less the Fund's direct and allocated expenses) and to distribute at least annually substantially all of the net realized capital gains so allocated. Distributions are paid in the form of additional shares of the Fund or, at the election of the shareholder, in cash. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. These differences primarily relate to net operating losses.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

3 Shares of Beneficial Interest
-------------------------------------------
   The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Such shares may be issued in a number of different series (such as the Fund) and classes. Transactions in Fund shares were as follows:

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS A                                      2002         2001
    ------------------------------------------------------------------
    Sales                                      2,927,271    4,039,950
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      --       40,437
    Redemptions                               (4,250,238)  (3,862,823)
    ------------------------------------------------------------------
    NET INCREASE (DECREASE)                   (1,322,967)     217,564
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS B                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        166,955      228,048
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      --          702
    Redemptions                                 (203,776)    (234,759)
    ------------------------------------------------------------------
    NET DECREASE                                 (36,821)      (6,009)
    ------------------------------------------------------------------

                                              YEAR ENDED DECEMBER 31,
                                              ------------------------
    CLASS C                                      2002         2001
    ------------------------------------------------------------------
    Sales                                        508,051      481,425
    Issued to shareholders electing to
     receive payments of distributions in
     Fund shares                                      --          534
    Redemptions                                 (460,836)    (246,819)
    ------------------------------------------------------------------
    NET INCREASE                                  47,215      235,140
    ------------------------------------------------------------------

4 Transactions with Affiliates
-------------------------------------------
   Eaton Vance Management (EVM) serves as the administrator of the Fund, but receives no compensation. The Portfolio has engaged Boston Management and Research (BMR), a subsidiary of EVM, to render investment advisory services. See Note 2 of the Portfolio's Notes to Financial Statements which are included elsewhere in this report. Except as to Trustees of the Fund and the Portfolio who are not members of EVM's or BMR's organizations, officers and Trustees receive remuneration for their services to the Fund out of such investment adviser fee. Effective August 1, 2002, EVM serves as the sub-transfer agent of the Fund and receives from the transfer agent an aggregate fee based upon the actual expenses incurred by EVM in the performance of those services. For the year ended December 31, 2002, no significant amounts have been earned. The Fund was informed that Eaton Vance Distributors, Inc. (EVD), a subsidiary of EVM and the Fund's principal underwriter, received $5,479 from the Fund as its portion of the sales charge on sales of Class A shares for the year ended December 31, 2002.

   Certain officers and Trustees of the Fund and of the Portfolio are officers of the above organizations.

5 Distribution and Service Plans
-------------------------------------------
   The Fund has in effect distribution plans for Class B shares (Class B Plan) and Class C shares (Class C Plan) pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, and a service plan for Class A shares
   (Class A Plan) (collectively, the Plans). The Class B and Class C Plans require the Fund to pay EVD amounts equal to 1/365 of 0.75% of the Fund's average daily net assets attributable to Class B and Class C shares for providing ongoing distribution services and facilities to the Fund. The Fund will automatically discontinue payments to EVD during any period in which there are no outstanding Uncovered Distribution Charges, which are equivalent to the sum of (i) 5% and 6.25% of the aggregate amount received by the Fund for the Class B and Class C shares sold, respectively, plus (ii) interest calculated by applying the rate of 1% over the prevailing prime rate to the outstanding balance of Uncovered Distribution Charges of EVD of each respective class, reduced by the aggregate amount of contingent deferred sales charges (see Note 6) and amounts theretofore paid to EVD by each respective class. The Fund paid or accrued $46,755 and $36,514 for Class B and Class C shares, respectively, to or payable to EVD for the year ended December 31, 2002, representing 0.75% of the average daily net assets for Class B and Class C shares. At December 31, 2002, the amounts of Uncovered Distribution Charges of EVD calculated under the Plans were approximately $335,000 and $1,017,000 for Class B and Class C shares, respectively.

   The Plans authorize the Fund to make payments of service fees to EVD, investment dealers and other persons in amounts not exceeding 0.25% of the Fund's average daily net assets attributable to Class A, Class B and Class C shares for each fiscal year. Service fee payments are made for personal services and/or the maintenance of shareholder accounts. Service fees are separate and distinct from the sales commissions and distribution fees payable by the Fund to EVD, and, as such are not subject to automatic discontinuance when there are no outstanding

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   Uncovered Distribution Charges of EVD. Service fees for the year ended December 31, 2002 amounted to $131,776, $15,585, and $12,171 for Class A,
   Class B, and Class C shares, respectively.

6 Contingent Deferred Sales Charge
-------------------------------------------
   A contingent deferred sales charge (CDSC) generally is imposed on redemptions of Class B shares made within six years of purchase and on redemptions of Class C shares made within one year of purchase. A CDSC of 1% is imposed on any redemption of Class A shares made within 12 months of purchase that were acquired at net asset value if the purchase amount was $1 million or more. Investors who purchase Class A shares in a single transaction at net asset value in amounts of $5 million or more will not be subject to any CDSC for such investment or any subsequent investment in the same fund. Generally, the CDSC is based upon the lower of the net asset value at date of redemption or date of purchase. No charge is levied on shares acquired by reinvestment of dividends or capital gains distributions. The Class B CDSC is imposed at declining rates that begin at 5% in the case of redemptions in the first and second year after purchase, declining one percentage point each subsequent year. Class C shares will be subject to a 1% CDSC if redeemed within one year of purchase. No CDSC is levied on shares which have been sold to EVM or its affiliates or to their respective employees or clients and may be waived under certain other limited conditions. CDSC charges are paid to EVD to reduce the amount of Uncovered Distribution Charges calculated under the Fund's Class B and Class C Distribution Plans (see Note 5). CDSC charges received when no Uncovered Distribution Charges exist will be retained by the Fund. The Fund was informed that EVD received approximately $21,000 and $4,000 of CDSC paid by shareholders for Class B shares and Class C shares, respectively, for the year ended December 31, 2002.

7 Investment Transactions
-------------------------------------------
   Increases and decreases in the Fund's investment in the Portfolio aggregated $18,818,691 and $24,328,650, respectively, for the year ended December 31, 2002.

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND SHAREHOLDERS
OF EATON VANCE SPECIAL EQUITIES FUND:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Eaton Vance Special Equities Fund (the "Fund") at December 31, 2002, and the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS

COMMON STOCKS -- 95.1%

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------
Advertising -- 0.7%
----------------------------------------------------------------------
Getty Images, Inc.(1)                          11,000      $   336,050
----------------------------------------------------------------------
                                                           $   336,050
----------------------------------------------------------------------
Auto and Parts -- 1.6%
----------------------------------------------------------------------
Advance Auto Parts, Inc.(1)                    13,000      $   635,700
O'Reilly Automotive, Inc.(1)                    7,900          199,791
----------------------------------------------------------------------
                                                           $   835,491
----------------------------------------------------------------------
Banks -- 0.9%
----------------------------------------------------------------------
Corus Bankshares, Inc.                          9,400      $   410,404
CVB Financial Corp.                             2,000           50,860
----------------------------------------------------------------------
                                                           $   461,264
----------------------------------------------------------------------
Broadcasting and Radio -- 3.8%
----------------------------------------------------------------------
Cox Radio, Inc., Class A(1)                     9,500      $   216,695
Cumulus Media, Inc., Class A(1)                25,700          381,131
Entercom Communications Corp.(1)               10,500          492,660
Lin TV Corp., Class A(1)                       35,000          852,250
----------------------------------------------------------------------
                                                           $ 1,942,736
----------------------------------------------------------------------
Business Services -- 10.0%
----------------------------------------------------------------------
BearingPoint, Inc.(1)                          84,000      $   579,600
Corporate Executive Board Co., (The)(1)        28,000          893,760
Fair, Isaac and Co., Inc.                      17,400          742,980
Hewitt Associates, Inc., Class A(1)            16,600          526,054
Insight Enterprises, Inc.(1)                   33,000          274,230
Iron Mountain, Inc.(1)                         19,800          653,598
Kroll, Inc.(1)                                 13,600          259,488
Resources Connection, Inc.(1)                  20,000          464,200
United Stationers, Inc.(1)                     24,000          691,224
----------------------------------------------------------------------
                                                           $ 5,085,134
----------------------------------------------------------------------
Communications Equipment -- 0.4%
----------------------------------------------------------------------
Newport Corp.(1)                               16,300      $   204,728
----------------------------------------------------------------------
                                                           $   204,728
----------------------------------------------------------------------
Computer Services -- 1.6%
----------------------------------------------------------------------
Kronos, Inc.(1)                                 6,000      $   221,940
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Computer Services (continued)
----------------------------------------------------------------------
Macrovision Corp.(1)                           20,000      $   320,800
NetScreen Technologies, Inc.(1)                15,000          252,600
----------------------------------------------------------------------
                                                           $   795,340
----------------------------------------------------------------------
Computer Software -- 4.3%
----------------------------------------------------------------------
Borland Software Corp.(1)                      18,000      $   221,400
Documentum, Inc.(1)                            28,000          438,480
McDATA Corp., Class A(1)                       53,000          376,300
Mercury Interactive Corp.(1)                    8,300          246,095
National Instruments Corp.(1)                  10,000          324,900
Precise Software Solutions, Ltd.(1)            10,700          176,657
SERENA Software, Inc.(1)                       25,000          394,750
----------------------------------------------------------------------
                                                           $ 2,178,582
----------------------------------------------------------------------
Drugs -- 3.0%
----------------------------------------------------------------------
Andrx Corp.(1)                                 25,000      $   366,750
Pharmaceutical Resources, Inc.(1)              15,000          447,000
Taro Pharmaceutical Industries, Ltd.(1)        18,300          688,080
----------------------------------------------------------------------
                                                           $ 1,501,830
----------------------------------------------------------------------
Education -- 1.4%
----------------------------------------------------------------------
Career Education Corp.(1)                      14,400      $   576,000
Corinthian Colleges, Inc.(1)                    3,400          128,724
----------------------------------------------------------------------
                                                           $   704,724
----------------------------------------------------------------------
Electronics - Instruments -- 4.7%
----------------------------------------------------------------------
Benchmark Electronics, Inc.(1)                  9,000      $   257,940
Cymer, Inc.(1)                                 20,800          670,800
FLIR Systems, Inc.(1)                          15,700          766,160
Garmin, Ltd.(1)                                23,000          673,900
----------------------------------------------------------------------
                                                           $ 2,368,800
----------------------------------------------------------------------
Electronics - Semiconductors -- 3.2%
----------------------------------------------------------------------
Cree, Inc.(1)                                  16,400      $   268,140
Exar Corp.(1)                                  24,000          297,600
Integrated Circuit Systems, Inc.(1)            15,000          273,750
Intersil Corp., Class A(1)                      2,500           34,850
Marvell Technology Group, Ltd.(1)              19,000          358,340
NVIDIA Corp.(1)                                10,000          115,100

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Electronics - Semiconductors (continued)
----------------------------------------------------------------------
Silicon Laboratories, Inc.(1)                  15,000      $   286,200
----------------------------------------------------------------------
                                                           $ 1,633,980
----------------------------------------------------------------------
Food - Wholesale / Distribution -- 2.6%
----------------------------------------------------------------------
American Italian Pasta Co., Class A(1)         17,000      $   611,660
Performance Food Group Co.(1)                  20,200          685,972
----------------------------------------------------------------------
                                                           $ 1,297,632
----------------------------------------------------------------------
Health Services -- 5.0%
----------------------------------------------------------------------
Accredo Health, Inc.(1)                        15,000      $   528,750
American Healthways, Inc.(1)                    9,700          169,750
LifePoint Hospitals, Inc.(1)                   24,700          739,296
Odyssey Healthcare, Inc.(1)                    10,500          364,350
Omnicare, Inc.                                 11,900          283,577
Renal Care Group, Inc.(1)                      15,000          474,600
----------------------------------------------------------------------
                                                           $ 2,560,323
----------------------------------------------------------------------
Information Services -- 6.4%
----------------------------------------------------------------------
Acxiom Corp.(1)                                50,000      $   769,000
Arbitron, Inc.(1)                              14,000          469,000
BISYS Group, Inc. (The)(1)                     27,000          429,300
CACI International, Inc., Class A(1)           20,000          712,800
Identix, Inc.(1)                               55,180          284,177
PEC Solutions, Inc.(1)                         20,000          598,000
----------------------------------------------------------------------
                                                           $ 3,262,277
----------------------------------------------------------------------
Internet - Software -- 3.0%
----------------------------------------------------------------------
Check Point Software Technologies,
Ltd.(1)                                        31,000      $   402,070
Network Associates, Inc.(1)                    49,500          796,455
TIBCO Software, Inc.(1)                        56,000          346,080
----------------------------------------------------------------------
                                                           $ 1,544,605
----------------------------------------------------------------------
Internet Services -- 1.3%
----------------------------------------------------------------------
Overture Services, Inc.(1)                     16,000      $   436,960
Websense, Inc.(1)                              11,000          234,971
----------------------------------------------------------------------
                                                           $   671,931
----------------------------------------------------------------------
Investment Services -- 2.9%
----------------------------------------------------------------------
Boston Private Financial Holdings, Inc.        17,000      $   337,620
Federal Agricultural Mortgage Corp.,
Class C(1)                                     11,900          364,616
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Investment Services (continued)
----------------------------------------------------------------------
Waddell & Reed Financial, Inc., Class A        29,500      $   580,265
WSFS Financial Corp.                            5,000          164,850
----------------------------------------------------------------------
                                                           $ 1,447,351
----------------------------------------------------------------------
Manufacturing -- 1.2%
----------------------------------------------------------------------
Roper Industries, Inc.                         17,000      $   622,200
----------------------------------------------------------------------
                                                           $   622,200
----------------------------------------------------------------------
Medical - Biomed / Genetics -- 3.6%
----------------------------------------------------------------------
Adolor Corp.(1)                                10,900      $   151,619
Affymetrix, Inc.(1)                            14,000          320,460
Charles River Laboratories
International, Inc.(1)                         23,000          885,040
Neurocrine Biosciences, Inc.(1)                 3,700          168,942
Tanox, Inc.(1)                                 14,000          126,700
XOMA Ltd.(1)                                   40,000          169,200
----------------------------------------------------------------------
                                                           $ 1,821,961
----------------------------------------------------------------------
Medical Products -- 1.7%
----------------------------------------------------------------------
Biosite, Inc.(1)                                8,000      $   272,160
Thoratec Corp.(1)                              45,931          350,453
Zoll Medical Corp.(1)                           7,000          249,690
----------------------------------------------------------------------
                                                           $   872,303
----------------------------------------------------------------------
Medical Services -- 1.5%
----------------------------------------------------------------------
Cerner Corp.(1)                                 4,000      $   125,040
Stericycle, Inc.(1)                            19,400          628,153
----------------------------------------------------------------------
                                                           $   753,193
----------------------------------------------------------------------
Oil and Gas - Equipment and Services -- 2.1%
----------------------------------------------------------------------
Hanover Compressor Co.(1)                      38,000      $   348,840
Varco International, Inc.(1)                   40,950          712,530
----------------------------------------------------------------------
                                                           $ 1,061,370
----------------------------------------------------------------------
Oil and Gas - Exploration and Production -- 4.4%
----------------------------------------------------------------------
Clayton Williams Energy, Inc.(1)               27,000      $   327,780
Hydril Co.(1)                                  12,400          292,268
Newfield Exploration Co.(1)                    13,400          483,070
Noble Energy, Inc.                             11,500          431,825
Quicksilver Resources, Inc.(1)                 11,000          246,730

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

PORTFOLIO OF INVESTMENTS CONT'D

SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Oil and Gas - Exploration and Production (continued)
----------------------------------------------------------------------
XTO Energy, Inc.                               19,000      $   469,300
----------------------------------------------------------------------
                                                           $ 2,250,973
----------------------------------------------------------------------
Publishing -- 2.6%
----------------------------------------------------------------------
McClatchy Co., (The), Class A                  14,000      $   794,220
Scholastic Corp.(1)                            14,200          510,490
----------------------------------------------------------------------
                                                           $ 1,304,710
----------------------------------------------------------------------
Retail -- 0.4%
----------------------------------------------------------------------
Hollywood Entertainment Corp.(1)                7,000      $   105,700
Tractor Supply Co.(1)                           3,000          112,800
----------------------------------------------------------------------
                                                           $   218,500
----------------------------------------------------------------------
Retail - Food and Drug -- 2.3%
----------------------------------------------------------------------
Flowers Foods, Inc.                            32,500      $   634,075
Whole Foods Market, Inc.(1)                    10,000          527,300
----------------------------------------------------------------------
                                                           $ 1,161,375
----------------------------------------------------------------------
Retail - Restaurants -- 5.2%
----------------------------------------------------------------------
Applebee's International, Inc.                 26,400      $   612,242
California Pizza Kitchen, Inc.(1)               9,500          239,400
Cheesecake Factory, Inc. (The)(1)              21,300          769,995
Krispy Kreme Doughnuts, Inc.(1)                10,900          368,093
P.F. Chang's China Bistro, Inc.(1)              7,700          279,510
Sonic Corp.(1)                                 17,400          356,526
----------------------------------------------------------------------
                                                           $ 2,625,766
----------------------------------------------------------------------
Retail - Specialty and Apparel -- 4.6%
----------------------------------------------------------------------
99 Cents Only Stores(1)                        26,633      $   715,362
Abercrombie & Fitch Co., Class A(1)            15,500          317,130
AnnTaylor Stores Corp.(1)                      22,500          459,450
Hot Topic, Inc.(1)                             10,200          233,376
Too, Inc.(1)                                   26,300          618,576
----------------------------------------------------------------------
                                                           $ 2,343,894
----------------------------------------------------------------------
Semiconductor Equipment -- 1.8%
----------------------------------------------------------------------
Brooks-PRI Automation, Inc.(1)                  9,000      $   103,140
Rudolph Technologies, Inc.(1)                  20,000          383,200
SECURITY                                  SHARES           VALUE
----------------------------------------------------------------------

Semiconductor Equipment (continued)
----------------------------------------------------------------------
Varian Semiconductor Equipment
Associates, Inc.(1)                            19,000      $   451,459
----------------------------------------------------------------------
                                                           $   937,799
----------------------------------------------------------------------
Software Services -- 3.9%
----------------------------------------------------------------------
Embarcadero Technologies, Inc.(1)              73,000      $   435,810
FileNET Corp.(1)                               52,000          634,400
J.D. Edwards & Co.(1)                          43,500          490,680
Manhattan Associates, Inc.(1)                  17,500          414,050
----------------------------------------------------------------------
                                                           $ 1,974,940
----------------------------------------------------------------------
Telecommunications - Services -- 0.6%
----------------------------------------------------------------------
Western Wireless Corp., Class A(1)             55,000      $   291,500
----------------------------------------------------------------------
                                                           $   291,500
----------------------------------------------------------------------
Transportation -- 2.4%
----------------------------------------------------------------------
Knight Transportation, Inc.(1)                 24,700      $   518,700
Swift Transportation Co., Inc.(1)              35,000          700,630
----------------------------------------------------------------------
                                                           $ 1,219,330
----------------------------------------------------------------------
Total Common Stocks
   (identified cost $44,807,029)                           $48,292,592
----------------------------------------------------------------------

SHORT-TERM INVESTMENTS -- 5.2%

                                          PRINCIPAL
                                          AMOUNT
SECURITY                                  (000'S OMITTED)  VALUE
----------------------------------------------------------------------
Federal Home Loan Mortgage Corp.
Discount Note, 0.75%, 1/2/03                  $ 2,611      $ 2,610,946
----------------------------------------------------------------------
Total Short-Term Investments
   (at amortized cost, $2,610,946)                         $ 2,610,946
----------------------------------------------------------------------
Total Investments -- 100.3%
   (identified cost $47,417,975)                           $50,903,538
----------------------------------------------------------------------
Other Assets, Less Liabilities -- (0.3)%                   $  (145,196)
----------------------------------------------------------------------
Net Assets -- 100.0%                                       $50,758,342
----------------------------------------------------------------------

 (1)  Non-income producing security.

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES

AS OF DECEMBER 31, 2002
Assets
-----------------------------------------------------
Investments, at value (identified cost,
   $47,417,975)                           $50,903,538
Cash                                              182
Dividends receivable                            4,678
Prepaid expenses                                  141
-----------------------------------------------------
TOTAL ASSETS                              $50,908,539
-----------------------------------------------------

Liabilities
-----------------------------------------------------
Payable for investments purchased         $   133,345
Payable to affiliate for Trustees' fees         1,888
Accrued expenses                               14,964
-----------------------------------------------------
TOTAL LIABILITIES                         $   150,197
-----------------------------------------------------
NET ASSETS APPLICABLE TO INVESTORS'
   INTEREST IN PORTFOLIO                  $50,758,342
-----------------------------------------------------

Sources of Net Assets
-----------------------------------------------------
Net proceeds from capital contributions
   and withdrawals                        $47,272,779
Net unrealized appreciation (computed on
   the basis of identified cost)            3,485,563
-----------------------------------------------------
TOTAL                                     $50,758,342
-----------------------------------------------------

STATEMENT OF OPERATIONS

FOR THE YEAR ENDED
DECEMBER 31, 2002
Investment Income
------------------------------------------------------
Dividends (net of foreign taxes, $1,762)  $     83,671
Interest                                        74,799
------------------------------------------------------
TOTAL INVESTMENT INCOME                   $    158,470
------------------------------------------------------

Expenses
------------------------------------------------------
Investment adviser fee                    $    399,917
Trustees' fees and expenses                      7,565
Custodian fee                                   79,249
Legal and accounting services                   32,567
Miscellaneous                                    3,112
------------------------------------------------------
TOTAL EXPENSES                            $    522,410
------------------------------------------------------

NET INVESTMENT LOSS                       $   (363,940)
------------------------------------------------------

Realized and Unrealized Gain (Loss)
------------------------------------------------------
Net realized gain (loss) --
   Investment transactions (identified
      cost basis)                         $(17,237,240)
   Foreign currency transactions                (1,106)
------------------------------------------------------
NET REALIZED LOSS                         $(17,238,346)
------------------------------------------------------
Change in unrealized appreciation
   (depreciation) --
   Investments (identified cost basis)    $ (8,991,617)
------------------------------------------------------
NET CHANGE IN UNREALIZED APPRECIATION
   (DEPRECIATION)                         $ (8,991,617)
------------------------------------------------------

NET REALIZED AND UNREALIZED LOSS          $(26,229,963)
------------------------------------------------------

NET DECREASE IN NET ASSETS FROM
   OPERATIONS                             $(26,593,903)
------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

STATEMENTS OF CHANGES IN NET ASSETS

INCREASE (DECREASE)                       YEAR ENDED         YEAR ENDED
IN NET ASSETS                             DECEMBER 31, 2002  DECEMBER 31, 2001
------------------------------------------------------------------------------
From operations --
   Net investment loss                    $        (363,940) $        (452,055)
   Net realized loss                            (17,238,346)       (23,800,953)
   Net change in unrealized appreciation
      (depreciation)                             (8,991,617)          (655,537)
------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS
   FROM OPERATIONS                        $     (26,593,903) $     (24,908,545)
------------------------------------------------------------------------------
Capital transactions --
   Contributions                          $      18,818,691  $      29,727,414
   Withdrawals                                  (24,328,650)       (26,385,516)
------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
   FROM CAPITAL TRANSACTIONS              $      (5,509,959) $       3,341,898
------------------------------------------------------------------------------

NET DECREASE IN NET ASSETS                $     (32,103,862) $     (21,566,647)
------------------------------------------------------------------------------

Net Assets
------------------------------------------------------------------------------
At beginning of year                      $      82,862,204  $     104,428,851
------------------------------------------------------------------------------
AT END OF YEAR                            $      50,758,342  $      82,862,204
------------------------------------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

FINANCIAL STATEMENTS CONT'D

SUPPLEMENTARY DATA

                                                   YEAR ENDED DECEMBER 31,
                                  ----------------------------------------------------------
                                    2002        2001        2000         1999         1998
--------------------------------------------------------------------------------------------
Ratios/Supplemental Data
--------------------------------------------------------------------------------------------
Ratios (As a percentage of
   average daily net assets):
   Expenses                          0.82%       0.75%        0.74%        0.76%       0.76%
   Net investment loss              (0.57)%     (0.53)%      (0.23)%      (0.32)%     (0.26)%
Portfolio Turnover                    188%         92%         136%         103%        116%
--------------------------------------------------------------------------------------------
TOTAL RETURN*                      (32.40)%    (23.40)%         --           --          --
--------------------------------------------------------------------------------------------
NET ASSETS, END OF YEAR (000'S
   OMITTED)                       $50,758     $82,862     $104,429     $107,823     $78,750
--------------------------------------------------------------------------------------------

 * Total return is required to be disclosed for fiscal years beginning after December 15, 2000.

                       SEE NOTES TO FINANCIAL STATEMENTS

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS

1 Significant Accounting Policies
-------------------------------------------
   Special Equities Portfolio (the Portfolio) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company which was organized as a trust under the laws of the state of New York on May 1, 1992. The Portfolio seeks to achieve growth of capital by investing primarily in common stocks of emerging growth companies. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At December 31, 2002, The Eaton Vance Special Equities Fund held an approximate 99.9% interest in the Portfolio. The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America.

 A Investment Valuations -- Securities listed on foreign or U.S. securities exchanges or in the NASDAQ National Market System generally are valued at closing sales prices or, if there were no sales, at the mean between the closing bid and asked prices on the exchange where such securities are principally traded or on such National Market System. Unlisted or listed securities for which closing sales prices are not available are valued at the mean between the latest bid and asked prices. Futures positions on securities or currencies are generally valued at closing settlement prices. Short-term debt securities with a remaining maturity of 60 days or less are valued at amortized cost. If securities were acquired with a remaining maturity of more than 60 days, their amortized cost value will be based on their value on the sixty-first day prior to maturity. Other fixed income and debt securities, including listed securities and securities for which price quotations are available, will normally be valued on the basis of valuations furnished by a pricing service. Securities for which market quotations are unavailable and other assets will be appraised at their fair value as determined in good faith by or at the direction of the Trustees of the Portfolio.

 B Income -- Interest income is determined on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Portfolio is informed of the ex-dividend date.

 C Income Taxes -- The Portfolio is treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes. Since at least one of the Portfolio's investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate at least annually among its investors each investor's distributive share of the Portfolio's net investment income, net realized capital gains, and any other items of income, gain, loss, deduction or credit. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Portfolio's understanding of the applicable countries' tax rules and rates.

 D Expense Reduction -- Investors Bank & Trust Company (IBT) serves as custodian to the Portfolio. Pursuant to the custodian agreement, IBT receives a fee reduced by credits which are determined based on the average daily cash balances the Portfolio maintains with IBT. All significant credit balances used to reduce the Portfolio's custodian fees are reported as a reduction of expenses on the Statement of Operations. For the year ended December 31, 2002, $43 in credit balances were used to reduce the Portfolio's custodian fee.

 E Other -- Investment transactions are accounted for on a trade date basis.
   Realized gains and losses are computed on the specific identification of the securities sold.

 F Use of Estimates -- The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

2 Investment Adviser Fee and Other Transactions with Affiliates
-------------------------------------------
   The investment adviser fee is earned by Boston Management and Research (BMR), a wholly-owned subsidiary of Eaton Vance Management (EVM), as compensation for management and investment advisory services rendered to the Portfolio. Under the advisory agreement, BMR receives a monthly advisory fee equal to 0.625% annually of the Portfolio's average daily net assets. For the year ended December 31, 2002, the fee amounted to $399,917. Except as to Trustees of the Portfolio who are

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

NOTES TO FINANCIAL STATEMENTS CONT'D

   not members of EVM's or BMR's organization, officers and Trustees receive remuneration for their services to the Portfolio out of such investment adviser fee. Certain officers and Trustees of the Portfolio are officers of the above organizations. Trustees of the Portfolio that are not affiliated with BMR may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2002, no significant amounts have been deferred.

3 Investment Transactions
-------------------------------------------
   Purchases and sales of investments, other than short-term obligations, aggregated $114,108,705 and $117,983,884, respectively, for the year ended December 31, 2002.

4 Federal Income Tax Basis of Unrealized Appreciation (Depreciation)
-------------------------------------------
   The cost and unrealized appreciation (depreciation) in value of the investments owned at December 31, 2002, as computed on a federal income tax basis, were as follows:

    AGGREGATE COST                            $48,929,595
    -----------------------------------------------------
    Gross unrealized appreciation             $ 4,852,527
    Gross unrealized depreciation              (2,878,584)
    -----------------------------------------------------
    NET UNREALIZED APPRECIATION               $ 1,973,943
    -----------------------------------------------------

5 Line of Credit
-------------------------------------------
   The Portfolio participates with other portfolios and funds managed by BMR and EVM and its affiliates in a $150 million unsecured line of credit agreement with a group of banks. Borrowings will be made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to each portfolio or fund based on its borrowings at an amount above the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.10% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. The Portfolio did not have any significant borrowings or allocated fees during the year ended December 31, 2002.

SPECIAL EQUITIES PORTFOLIO AS OF DECEMBER 31, 2002

INDEPENDENT ACCOUNTANTS' REPORT

TO THE TRUSTEES AND INVESTORS
OF SPECIAL EQUITIES PORTFOLIO:
---------------------------------------------

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations and of changes in net assets and the supplementary data present fairly, in all material respects, the financial position of Special Equities Portfolio (the "Portfolio") at December 31, 2002, and the results of its operations, the changes in its net assets and the supplementary data for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and supplementary data (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2002 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
February 14, 2003

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION

FUND MANAGEMENT. The Trustees of the Eaton Vance Special Investment Trust (the Trust) and Special Equities Portfolio (the Portfolio) are responsible for the overall management and supervision of the Trust's and Portfolio's affairs. The Trustees and officers of the Trust and the Portfolio are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Trustees and officers of the Trust and the Portfolio hold indefinite terms of office. The business address of each Trustee and officer is the Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109. As used below, "EVC" means Eaton Vance Corporation, "EV" means Eaton Vance, Inc., "EVM" means Eaton Vance Management, "BMR" means Boston Management and Research and "EVD" means Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is the Fund's principal underwriter, the Portfolio's placement agent and a wholly-owned subsidiary of EVM.

INTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Jessica M.               Trustee            Since 1998      President and Chief              185                    None
 Bibliowicz                                                  Executive Officer of
 11/28/59                                                    National Financial
                                                             Partners (financial
                                                             services company)
                                                             (since April 1999).
                                                             President and Chief
                                                             Operating Officer of
                                                             John A. Levin & Co.
                                                             (registered investment
                                                             advisor) (July 1997 to
                                                             April 1999) and a
                                                             Director of Baker,
                                                             Fentress & Company,
                                                             which owns John A.
                                                             Levin & Co. (July 1997
                                                             to April 1999).
                                                             Ms. Bibliowicz is an
                                                             interested person
                                                             because of her
                                                             affiliation with a
                                                             brokerage firm.

 James B. Hawkes          Trustee          Trustee of the    Chairman, President and          190              Director of EVC
 11/9/41                                 Trust since 1989;   Chief Executive Officer
                                          of the Portfolio   of EVC, EV, EVM and
                                             since 1992      BMR; Director of EV;
                                                             Vice President and
                                                             Director of EVD.
                                                             Trustee and/or officer
                                                             of 190 registered
                                                             investment companies in
                                                             the EVM Fund Complex.
                                                             Mr. Hawkes is an
                                                             interested person
                                                             because of his
                                                             positions with BMR,
                                                             EVM, EVC and EV, which
                                                             are affiliates of the
                                                             Fund and the Portfolio.

NONINTERESTED TRUSTEE(S)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Donald R. Dwight         Trustee          Trustee of the    President of Dwight              190           Trustee/Director of the
 3/26/31                                 Trust since 1989;   Partners, Inc.                                  Royce Funds (mutual
                                          of the Portfolio   (corporate relations                           funds) consisting of 17
                                             since 1993      and communications                                  portfolios
                                                             company).

 Samuel L. Hayes,         Trustee          Trustee of the    Jacob H. Schiff                  190           Director of Tiffany &
 III                                     Trust since 1989;   Professor of Investment                        Co. (specialty retailer)
 2/23/35                                  of the Portfolio   Banking Emeritus,                                and Telect, Inc.
                                             since 1993      Harvard University                              (telecommunication
                                                             Graduate School of                              services company)
                                                             Business
                                                             Administration.

 Norton H. Reamer         Trustee          Trustee of the    President, Unicorn               190                   None
 9/21/35                                 Trust since 1989;   Corporation (an
                                          of the Portfolio   investment and
                                             since 1993      financial advisory
                                                             services company)
                                                             (since September 2000).
                                                             Chairman, Hellman,
                                                             Jordan Management
                                                             Co., Inc. (an
                                                             investment management
                                                             company) (since
                                                             November 2000).
                                                             Advisory Director of
                                                             Berkshire Capital
                                                             Corporation (investment
                                                             banking firm) (since
                                                             June 2002). Formerly,
                                                             Chairman of the Board,
                                                             United Asset Management
                                                             Corporation (a holding
                                                             company owning
                                                             institutional
                                                             investment management
                                                             firms) and Chairman,
                                                             President and Director,
                                                             UAM Funds (mutual
                                                             funds).

EATON VANCE SPECIAL EQUITIES FUND AS OF DECEMBER 31, 2002

MANAGEMENT AND ORGANIZATION CONT'D

NONINTERESTED TRUSTEES (CONTINUED)

                        POSITION(S)           TERM OF                                 NUMBER OF PORTFOLIOS
                          WITH THE           OFFICE AND                                 IN FUND COMPLEX
      NAME AND           TRUST AND           LENGTH OF       PRINCIPAL OCCUPATION(S)      OVERSEEN BY
   DATE OF BIRTH       THE PORTFOLIO          SERVICE        DURING PAST FIVE YEARS        TRUSTEE(1)       OTHER DIRECTORSHIPS HELD
 -----------------------------------------------------------------------------------------------------------------------------------
 Lynn A. Stout            Trustee            Since 1998      Professor of Law,                185                   None
 9/14/57                                                     University of
                                                             California at Los
                                                             Angeles School of Law
                                                             (since July 2001).
                                                             Formerly, Professor of
                                                             Law, Georgetown
                                                             University Law Center.

 Jack L. Treynor          Trustee          Trustee of the    Investment Adviser and           170                   None
 2/21/30                                 Trust since 1989;   Consultant.
                                          of the Portfolio
                                             since 1993

PRINCIPAL OFFICERS WHO ARE NOT TRUSTEES

                        POSITION(S)           TERM OF
                          WITH THE           OFFICE AND
      NAME AND           TRUST AND           LENGTH OF          PRINCIPAL OCCUPATION(S)
   DATE OF BIRTH       THE PORTFOLIO          SERVICE            DURING PAST FIVE YEARS
 ------------------------------------------------------------------------------------------
 Thomas E. Faust      President of the       Since 2002      Executive Vice President of
 Jr.                       Trust                             EVM, BMR, EVC and EV; Chief
 5/31/58                                                     Investment Officer of EVM and
                                                             BMR and Director of EVC. Chief
                                                             Executive Officer of Belair
                                                             Capital Fund LLC, Belcrest
                                                             Capital Fund LLC, Belmar
                                                             Capital Fund LLC and Belport
                                                             Capital Fund LLC (private
                                                             investment companies sponsored
                                                             by EVM). Officer of 50
                                                             registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Duke E. Laflamme    Vice President of       Since 2001      Vice President of EVM and BMR.
 7/8/69                  the Trust                           Officer of 12 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Thomas H. Luster    Vice President of       Since 2002      Vice President of EVM and BMR.
 4/8/62                  the Trust                           Officer of 14 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Duncan W.            President of the       Since 2002      Senior Vice President and
 Richardson              Portfolio                           Chief Equity Investment
 10/26/57                                                    Officer of EVM and BMR.
                                                             Officer of 40 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 Edward E. Smiley,     Vice President        Since 1996      Vice President of EVM and BMR.
 Jr.                                                         Officer of 36 registered
 10/5/44                                                     investment companies managed
                                                             by EVM or BMR.

 Alan R. Dynner          Secretary           Since 1997      Vice President, Secretary and
 10/10/40                                                    Chief Legal Officer of BMR,
                                                             EVM, EVD, EV and EVC. Officer
                                                             of 190 registered investment
                                                             companies managed by EVM or
                                                             BMR.

 Kristin S.           Treasurer of the     Since 2002(2)     Assistant Vice President of
 Anagnost                Portfolio                           EVM and BMR. Officer of 109
 6/12/65                                                     registered investment
                                                             companies managed by EVM or
                                                             BMR.

 James L. O'Connor    Treasurer of the       Since 1989      Vice President of BMR, EVM and
 4/1/45                    Trust                             EVD. Officer of 112 registered
                                                             investment companies managed
                                                             by EVM or BMR.

 (1)  Includes both master and feeder funds in a master-feeder structure.
 (2)  Prior to 2002, Ms. Anagnost served as Assistant Treasurer since 1998.

The SAI for the Fund includes additional information about the Trustees and officers of the Fund and the Portfolio and can be obtained without charge by calling 1-800-225-6265.

INVESTMENT ADVISER OF SPECIAL EQUITIES PORTFOLIO
BOSTON MANAGEMENT AND RESEARCH
The Eaton Vance Building
255 State Street
Boston, MA 02109

ADMINISTRATOR OF EATON VANCE SPECIAL EQUITIES FUND
EATON VANCE MANAGEMENT
The Eaton Vance Building
255 State Street
Boston, MA 02109

PRINCIPAL UNDERWRITER
EATON VANCE DISTRIBUTORS, INC.
The Eaton Vance Building
255 State Street
Boston, MA 02109
(617) 482-8260

CUSTODIAN
INVESTORS BANK & TRUST COMPANY
200 Clarendon Street
Boston, MA 02116

TRANSFER AGENT
PFPC INC.
Attn: Eaton Vance Funds
P.O. Box 9653
Providence, RI  02940-9653
(800) 262-1122

INDEPENDENT ACCOUNTANTS
PRICEWATERHOUSECOOPERS LLP
160 Federal Street
Boston, MA 02110

EATON VANCE FUNDS
EATON VANCE MANAGEMENT
BOSTON MANAGEMENT AND RESEARCH
EATON VANCE DISTRIBUTORS,INC.

PRIVACY NOTICE

     The Eaton Vance organization is committed to ensuring your financial privacy. This notice is being sent to comply with privacy regulations of the Securities and Exchange Commission. Each of the above financial institutions has in effect the following policy with respect to nonpublic personal information about its customers:

- Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected.

- None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account).

- Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

        For more information about Eaton Vance's privacy policies, call:
                                 1-800-262-1122

EATON VANCE SPECIAL EQUITIES FUND
THE EATON VANCE BUILDING
255 STATE STREET
BOSTON, MA 02109

This report must be preceded or accompanied by a current prospectus which contains more complete information on the Fund, including its distribution plan, sales charges and expenses. Please read the prospectus carefully before you invest or send money.

172-2/03                                                                  SESRC